Exhibit 32(1)
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report on Form 10-Q of FedNat Holding Company for the quarter ended March 31, 2020 as filed with the Securities and Exchange Commission (the “Report”), I, Michael H. Braun, Chief Executive Officer of FedNat Holding Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of FedNat Holding Company.

/s/ Michael H. Braun
Michael H. Braun
Chief Executive Officer (Principal Executive Officer)

May 6, 2020